UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2023

CHINA PHARMA HOLDINGS, INC.

(Exact name of Registrant as specified in charter)

Nevada	001-34471	73-1564807
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)

Second Floor, No. 17, Jinpan Road

Haikou, Hainan Province, China 570216

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: +86 898-6681-1730 (China)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CPHI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.   Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 27, 2023, China Pharma Holdings, Inc. (the “Company”) received notification (the “Deficiency Letter”) from the NYSE AMERICAN LLC (“NYSE American”) informing it that the Company is not in compliance with certain NYSE American continued listing standards (the “Listing Standards”).

The Deficiency Letter indicated that the Company’s securities had been selling for a low price per share for a substantial period of time and most recently the average price of the Company’s common stock had been below $0.20 on a 30-day average price. Pursuant to Section 1003(f)(v) of the NYSE American Company Guide, the NYSE American staff determined that the Company’s continued listing is predicated on it effecting a reverse stock split of its common stock or otherwise demonstrating sustained price improvement within a reasonable period of time, which the staff determined to be no later than March 27, 2024. The Company remains subject to the conditions set forth in the NYSE American’s letter dated June 15, 2022 for stockholders’ equity noncompliance, as previously reported on the Current Report on Form 8-K filed with the Securities and Exchange Commission on June 22, 2022. The Company intends to regain compliance with the Listing Standards by undertaking a measure or measures that are for the best interests of the Company and its stockholders.

The Company’s common stock will continue to be listed on the NYSE American while it attempts to regain compliance with the Listing Standards, subject to the Company’s compliance with other continued listing requirements. The NYSE American notification does not affect the Company’s business operations or its reporting obligations under the Securities and Exchange Commission regulations and rules and does not conflict with or cause an event of default under any of the Company’s material agreements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 3, 2023

CHINA PHARMA HOLDINGS, INC.

By:	/s/ Zhilin Li
Name:	Zhilin Li
Title:	President and Chief Executive Officer

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